Exhibit 10.19

THIRD AMENDMENT TO EXECUTIVE AGREEMENT

THIS THIRD AMENDMENT TO EXECUTIVE AGREEMENT is made and entered into as of the 25th day of March, 2009, by and among Roundy’s Acquisition Corp., a Delaware corporation (the “Company”), Roundy’s Supermarkets, Inc. (f/k/a/ “Roundy’s, Inc.”), a Wisconsin corporation (“Roundy’s”) and Darren W. Karst (“Executive”).

The Company, Roundy’s and Executive are parties to an “Executive Agreement” dated as of June 6, 2002, and amended as of February 21, 2007 and June 5, 2008 (collectively, as amended, the “Original Agreement”), pursuant to which, among other things, Executive has acquired certain shares of the capital stock of the Company and is employed by Roundy’s.  The parties wish to amend the Original Agreement pursuant to the terms herein.

NOW THEREFORE, the parties agree that Section 13(a) of the Original Agreement is hereby amended to change the word “seventh” as it appears in that section to “eighth.”  In all other respects the Original Agreement shall remain in full force and effect in accordance with its original terms.

IN WITNESS WHEREOF, the parties have executed this Third Amendment, as of the date first written above.

ROUNDY’S ACQUISITION CORP.		ROUNDY’S SUPERMARKETS, INC.

By:	/s/ John R. Willis	By:	/s/ Edward G. Kitz
	John R. Willis, Vice President & Sec’y		Edward G. Kitz, Group V. P. - Legal, Risk & Treasury

EXECUTIVE:

/s/ Darren W. Karst
Darren W. Karst

By their signatures below, the undersigned “Investors” (as that term is defined in the Original Agreement), collectively holding a majority of the common and preferred stock of the Company, hereby consent to and approve the foregoing Third Amendment to Executive Agreement.

WILLIS STEIN & PARTNERS III, L.P.		WILLIS STEIN & PARTNERS DUTCH III-A, L.P.

By:	/s/ Avy H. Stein	By:	/s/ Avy H. Stein
	Avy H. Stein, Manager		Avy H. Stein, Manager

WILLIS STEIN & PARTNERS DUTCH III-B, L.P.		WILLIS STEIN & PARTNERS III-C, L.P.

By:	/s/ Avy H. Stein	By:	/s/ Avy H. Stein
	Avy H. Stein, Manager		Avy H. Stein, Manager